Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 73,771,173.84
Previously Paid Amount	0.00
Total Fee Amount	10,187.80
Total Offset Amount	0.00
Net Fee	$ 10,187.80
Final Prospectus	false